UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2006

Dot Hill Systems Corp.

(Exact name of registrant as specified in its charter)

Delaware	1-13317	13-3460176
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6305 El Camino Real, Carlsbad, California		92009
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (760) 931-5500

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

Effective February 22, 2006, the Compensation Committee of our Board of Directors determined to award Preston Romm, our Chief Financial Officer, a discretionary cash bonus in the amount of $100,000.

Reference is made to Item 5.02 of this Current Report on Form 8-K.

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 22, 2006, Patrick Collins, age 48, was appointed as our Chief Operating Officer, effective March 1, 2006. We have entered into an offer letter with Mr. Collins and will enter into our standard form of indemnity agreement with Mr. Collins, each of which is attached hereto as Exhibit 10.1 and 10.2, respectively, and both of which are incorporated herein by reference. Upon commencement of his employment with us, Mr. Collins will receive a stock option to purchase 400,000 shares of our common stock pursuant to our 2000 Amended and Restated Equity Incentive Plan.

A copy of the February 22, 2006 press release announcing Mr. Collins’ appointment is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                  Exhibits.

10.1                           Offer letter agreement dated February 22, 2006 between Dot Hill Systems Corp. and Patrick Collins.

10.2                           Form of Indemnity Agreement. (1)

99.1                           Press release of Dot Hill Systems Corp. dated February 22, 2006.

(1)                                  Filed as an exhibit to our Current Report on Form 8-K filed with the SEC on December 13, 2005 and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOT HILL SYSTEMS CORP.

	By:	/s/ Preston Romm
Preston Romm Chief Financial Officer, Vice President, Finance, Secretary and Treasurer

Date: February 24, 2006

INDEX TO EXHIBITS

10.1                           Offer letter agreement dated February 22, 2006 between Dot Hill Systems Corp. and Patrick Collins.

10.2                           Form of Indemnity Agreement. (1)

99.1                           Press release of Dot Hill Systems Corp. dated February 22, 2006.

(1)                                  Filed as an exhibit to our Current Report on Form 8-K filed with the SEC on December 13, 2005 and incorporated herein by reference.